UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2021 (December 20, 2021)
_____________________________
FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 ______________________________

Federally Chartered Corporation of the	000-51404	35-6001443
United States
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)
(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 19, 2021, the Board of Directors (“Board”) of the Federal Home Loan Bank of Indianapolis (“Bank”) adopted the 2022 Directors’ Compensation and Expense Reimbursement Policy (“Policy”), effective January 1, 2022. The Policy is subject to the non-objection of the Federal Housing Finance Agency, which the Bank received on December 20, 2021.

The Policy provides for a Bank director (other than the Chair, Vice Chair, and Committee chairs) who attends at least seventy-five percent of all scheduled in-person meetings and conference calls, subject to limited exceptions set forth in the Policy, to be paid a total annual fee of $112,000. The Policy provides for the Chair and Vice Chair of the Board to be paid an annual fee of $142,000 and $126,500, respectively. The Policy also provides for the Chair of the Audit Committee to be paid an annual fee of $125,500, and the Chair of each other Committee to be paid an annual fee of $122,500 (except the Board Chair serving as Chair of the Executive/Governance Committee). Any director subsequently appointed to chair a committee shall be paid an additional fee in the maximum amount of $10,000. In addition, the Policy provides that directors’ reasonable and necessary travel, entertainment and attendance expenses will be paid or reimbursed.

Director fees are subject to reduction or non-payment in certain circumstances for excessive absences. In addition, the Policy authorizes a reduction of a director's quarterly fee if a majority of disinterested directors determines that such director's performance, ethical conduct or attendance is significantly deficient.

The foregoing description of the Policy is qualified in its entirety by reference to the full text of the Policy, a copy of which is filed as Exhibit 10.1 to this Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	2022 Directors’ Compensation and Expense Reimbursement Policy

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2021

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - Chief Executive Officer

By:	/s/GREGORY L. TEARE
Gregory L. Teare
Executive Vice President - Chief Financial Officer